                                                                 EXHIBIT 10.23.1

                  FIRST AMENDMENT TO STANDARD INDUSTRIAL LEASE


          THIS FIRST AMENDMENT, dated September 12, 1996, amends the Lease between Injans Investments, "LESSOR," and Sport Supply Group, Inc., "LESSEE," as follows:

                              W I T N E S S E T H

          WHEREAS, on the 2nd day of December, 1991, the parties hereto entered into a Lease for a term of five (5) years commencing January 1, 1992 and terminating December 31, 1996 (the "Lease");

                      The Premises covered by said Lease being as follows:

                      That certain 46,080 square foot building known as 12640 Moore Street, Cerritos, California.

          WHEREAS, the parties desire to continue the said Lease on the terms hereinafter stated.

          NOW, THEREFORE, in consideration of the mutual covenants herein and in the said Lease contained, it is hereby mutually agreed that:

1. The term of said Lease shall be extended for sixty (60) months commencing January 1, 1997, and expiring December 31, 2001.

2. The rent shall be $16,358.00 per month, industrial gross ($.355 per square foot, per month).

3. Lessor grants to Lessee the right to early cancellation of the Lease under the following conditions:

          A. Lessee shall give Lessor written notice of its intent to cancel, not less than sixty (60) days prior to the Lease cancellation date.

          B. Lessee shall pay to Lessor a cancellation fee as follows in lieu of any other remedy for Lessee terminating the Lease early:

                   1. If the Lease is terminated in 1997 (first year), the cancellation fee is $196,296.00, equivalent to twelve (12) months rent.

                   2. If the Lease is terminated in 1998 (second year), the cancellation fee is $163,580.00, equivalent to ten (10) months rent.

                   3. If the Lease is terminated in 1999 (third year), the cancellation fee is $98,148.00, equivalent to six (6) months rent.

                   4. If the Lease is terminated in 2000 (fourth year), the cancellation fee is $98,148.00, equivalent to six (6) months rent.

                   5. If the Lease is terminated in 2001 (fifth year), the cancellation fee is $98,148.00, equivalent to six (6) months rent.

4. Each party agrees that the Lease, as amended to date, is in full force and effect and that such party is not aware of any defaults that exist on the part of the other party with respect to the Lease. As amended hereby, the Lease, as amended to date, remains in full force and effect. Each party represents and warrants that it is authorized to execute this Amendment. In the event of any conflict or inconsistency between the Lease, as amended to date (or any rule or regulation of the building now in effect or in effect at any time in the future), on the one hand and this Amendment, on the other hand, the terms of this Amendment shall, in all events, prevail.

         IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

LESSOR:                                       LESSEE:

INJANS INVESTMENTS                            SPORT SUPPLY GROUP, INC.



By: /s/ J.O. Oltmans, II                      By: /s/ Michael J. Blumenfeld
    ------------------------                      ----------------------------
    J.O. Oltmans, II                              Michael J. Blumenfeld
    Managing General Partner                      CEO/Chairman of the Board



Date:  September 13, 1996                     Date:  September 18, 1996
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